U.S. SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                  FORM 8-K


                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 26, 2000


                             URBANA.CA, INC.
         (Exact name of registrant as specified in its charter)


                                  Nevada
      (State or jurisdiction of  incorporation or organization)


                               000-24723
                        (Commission File Number)


                              88-0393257
              (I.R.S. Employer Identification Number)


750 West Pender Street, Suite 804, Vancouver, British Columbia V6C 2T8
               (Address of principal executive offices)       (Zip Code)


            Registrant's telephone number:  (604) 682-8445


    (Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS.

Effective on March 26, 2000, Pacific Corporate Trust Co. is the new transfer agent for the Registrant. The address for this firm is: 625 Howe Street, Suite 830, Vancouver, British Columbia
V6C 3B8.


                                SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Urbana.ca, Inc.



Dated: June 7, 2000                         By: /s/ Jason Cassis
                                            Jason Cassis, President